Loan Receivable (Details Narrative)	12 Months Ended
Dec. 31, 2015 USD ($)
Receivables [Abstract]
Loan Receivable	$ 200,000
Interest Rate	4.00%
Final Payment	$ 174,000
Repayment Description	This company was owed fees of $164,931 at June 30, 2015 and it was agreed that these outstanding fees would offset the loan receivable due from this company after applying a 4% interest charge and the balance of the note, being $24,993, be written-down to $18,000. As a result we incurred an asset impairment charge of $6,993. As of December 31, 2015 the balance of the note receivable was $10,000 and the fees owing to Catalyst was $10,000. It was agreed that these two balances would offset, as a result, at December 31, 2015 the loan receivable balance was $nil.